Exhibit 10.2f


INTERNAL REVENUE SERVICE                             DEPARTMENT OF THE TREASURY
DISTRICT DIRECTOR
G.P.O.  BOX 1680
BROOKLYN, NY 11202
                                          Employer Identification Number:
                                              04-2297459
Date:  FEB 16 1993                        File Folder Number:
                                              113021188
                                          Person to Contact:
                                              SANDRA JORDAN
TYCO LABORATORIES                         Contact Telephone Number:
ONE TYCO PARK                                 (617)565-7805
EXETER, NH 03833                          Plan Name:
                                           MUELLER CO. CHATIANOOGA PLANT
                                            RET SAVINGS & INV PLAN FOR HOURLY
                                          Plan Number: 028


Dear Applicant:

     We have made a favorable determination on your plan, identified above, based on the information supplied. Please keep this letter in your permanent records.

     Continued qualification of the plan under its present form will depend on its effect in operation. (See section 1.401-1(b)(3) of the Income Tax Regulations.) We will review the status of the plan in operation periodically.

     The enclosed document explains the significance of this favorable determination letter, points out some features that may affect the qualified status of your employee retirement plan, and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

     This letter relates only to the status of your plan under the Internal Revenue Code. It is not a determination regarding the effect of other federal or local statutes.

     This determination is subject to your adoption of the proposed amendments submitted in your letter dated January 12, 1993. The proposed amendments should be adopted on or before the date prescribed by the regulations under Code section 401(b).

     This plan applies only to employees who can retire and obtain benefits during the term for which it is drawn; no other employees are considered covered. Therefore, the provisions of Code section 404 will be applied only to covered employees.

     This determination letter is applicable for the plan adopted on August 14, 1992.

     This letter does not constitute a determination that your plan satisfies the requirements of Code section 401(a)(26).

     This letter is based upon the certification and demonstrations you submitted pursuant to Revenue Procedure 91-66. Therefore,the certification and demonstrations are considered an integral part of this letter. Accordingly, YOU MUST KEEP A COPY OF THESE DOCUMENTS AS A PERMANENT RECORD OR YOU WILL NOT


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                                   -2-

TYCO LABORATORIES INC.


BE ABLE TO RELY ON THE ISSUES DESCRIBED IN REVENUE PROCEDURE 91-66.

     The information on the enclosed addendum is an integral part of this determination. Please be sure to read and keep it with this letter.

     We have sent a copy of this letter to your representative as indicated in the power of attorney.

     If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                        Sincerely yours,



                                        /s/ Thomas E. Grace
                                        Thomas E. Grace
                                        Acting District Director


Enclosures:
Publication 794
PW8A 515
Addendum


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                                    -3-

TYCO LABORATORIES INC.


This plan also satisfies the requirements of Code section 401(a)(31).

                NOTICE TO APPLICANT CONCERNING LIMITATION
                   UPON SCOPE OF DETERMINATION LETTER

    EFFECTIVE JANUARY 1, 1993, ALL QUALIFIED PLANS, INCLUDING THE PLAN IDENTIFIED IN THE ENCLOSED DETERMINATION LETTER, MUST COMPLY WITH SECTION 401(a)(31) OF THE CODE.

    IN GENERAL, SECTION 401(a)(31) REQUIRES PLANS TO PERMIT
PARTICIPANTS TO ELECT TO HAVE AN ELIGIBLE RETIREMENT DISTRIBUTION PAID DIRECTLY TO AN ELIGIBLE RETIREMENT PLAN IN A DIRECT ROLLOVER. THIS REQUIREMENT APPLIES TO DISTRIBUTIONS MADE ON OR AFTER JANUARY 1, 1993.

    BECAUSE THE APPLICATION FOR THIS DETERMINATION LETTER WAS SUBMITTED TO THE SERVICE BEFORE JANUARY 1, 1993, THE SERVICE DID NOT REVIEW THE PLAN IDENTIFIED THEREIN FOR COMPLIANCE WITH SECTION 401(A)(31).

    ACCORDINGLY, THE SCOPE OF THIS DETERMINATION LETTER DOES NOT EXTEND TO THE PLAN'S COMPLIANCE WITH SECTION 401(a)(31), AND THIS DETERMINATION LETTER MAY NOT BE RELIED UPON WITH RESPECT TO THAT ISSUE.

    FOR MORE DETAILS, PLEASE SEE REVENUE PROCEDURE 93-12, 1993-3 I.R.B. (JANUARY 19, 1993).